Exhibit 99.1

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION

GreenSky®

GREENSKY, INC.
5565 GLENRIDGE CONNECTOR
SUITE 700
ATLANTA, GA 30342

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on [****] for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to [****]

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on [****] for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to GreenSky, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D61929-S34156

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GREENSKY, INC.

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION

The Board of Directors recommends you vote FOR each of the following proposals:

		For	Against	Abstain
1.	Adopt the Agreement and Plan of Merger, dated as of September 14, 2021 (as amended or otherwise modified from time to time, the "merger agreement"), by and among The Goldman Sachs Group, Inc., a Delaware corporation ("GS Group"), Goldman Sachs Bank USA, a bank organized under the laws of the State of New York ("GS Bank"), [****], a Delaware limited liability company and wholly owned subsidiary of GS Bank ("Merger Sub 1"), [****], a Georgia limited liability company and wholly owned subsidiary of GS Bank ("Merger Sub 2"), GreenSky, Inc., a Delaware corporation ("GreenSky"), and GreenSky Holdings, LLC, a Georgia limited liability company and subsidiary of GreenSky ("GreenSky Holdings"), and thereby approve the merger of (i) GreenSky with and into Merger Sub 1 (the "company merger"), with Merger Sub 1 surviving the company merger as a wholly owned subsidiary of GS Bank, and (ii) Merger Sub 2 with and into GreenSky Holdings (the "Holdings merger" and together with the company merger, the "mergers"), with GreenSky Holdings surviving the Holdings merger as a subsidiary of GS Bank and Merger Sub 1.	☐	☐	☐
2.	Approve, by advisory (nonbinding) vote, the compensation that may be paid or become payable to the named executive officers of GreenSky in connection with the consummation of the mergers.	☐	☐	☐
3.	Approve the adjournment of the Special Meeting of Stockholders from time to time, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of such adjournment to approve such proposal.	☐	☐	☐

If this proxy is properly executed, then the shares will be voted (i) either in the manner you indicated above or, if no direction is indicated, as recommended by the Board of Directors and (ii) in the discretion of the proxy holder on any other business that properly comes before the Special Meeting of Stockholders or any adjournment or postponement thereof.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders: The proxy materials for GreenSky, Inc.’s Special Meeting of Stockholders are available on the Internet. To view these proxy materials, please visit www.proxyvote.com. D61930-S34156 GreenSky, Inc. SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [****] AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The stockholder(s) whose signature(s) appear(s) on the reverse side of this form hereby appoint(s) [****] and [****], or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of GreenSky, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held virtually at [****], Eastern Time on [****], and any adjournment or postponement thereof. This proxy, when properly executed, will be voted either in the manner you indicated on the reverse side of this form or, if no direction is indicated, as recommended by the Board of Directors. The Board of Directors recommends that GreenSky stockholders vote FOR each of the proposals described herein. If this proxy is properly executed, the proxy holder will be authorized to vote in their discretion on any other matters that may be properly presented for a vote at the Special Meeting of Stockholders or any adjournment or postponement thereof. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION

GreenSky®
GREENSKY, INC.
5565 GLENRIDGE CONNECTOR
SUITE 700
ATLANTA, GA 30342

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on [****] for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to [****]

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on [****] for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to GreenSky, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D61931-S34156 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GREENSKY, INC.

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION

The Board of Directors recommends you vote FOR each of the following proposals:

		For	Against	Abstain
1.	Adopt the Agreement and Plan of Merger, dated as of September 14, 2021 (as amended or otherwise modified from time to time, the "merger agreement"), by and among The Goldman Sachs Group, Inc., a Delaware corporation ("GS Group"), Goldman Sachs Bank USA, a bank organized under the laws of the State of New York ("GS Bank"), [****], a Delaware limited liability company and wholly owned subsidiary of GS Bank ("Merger Sub 1"), [****], a Georgia limited liability company and wholly owned subsidiary of GS Bank ("Merger Sub 2"), GreenSky, Inc., a Delaware corporation ("GreenSky"), and GreenSky Holdings, LLC, a Georgia limited liability company and subsidiary of GreenSky ("GreenSky Holdings"), and thereby approve the merger of (i) GreenSky with and into Merger Sub 1 (the "company merger"), with Merger Sub 1 surviving the company merger as a wholly owned subsidiary of GS Bank, and (ii) Merger Sub 2 with and into GreenSky Holdings (the "Holdings merger" and together with the company merger, the "mergers"), with GreenSky Holdings surviving the Holdings merger as a subsidiary of GS Bank and Merger Sub 1.	☐	☐	☐
2.	Approve, by advisory (nonbinding) vote, the compensation that may be paid or become payable to the named executive officers of GreenSky in connection with the consummation of the mergers.	☐	☐	☐
3.	Approve the adjournment of the Special Meeting of Stockholders from time to time, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of such adjournment to approve such proposal.	☐	☐	☐

If this proxy is properly executed, then the shares will be voted (i) either in the manner you indicated above or, if no direction is indicated, as recommended by the Board of Directors and (ii) in the discretion of the proxy holder on any other business that properly comes before the Special Meeting of Stockholders or any adjournment or postponement thereof.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders: The proxy materials for GreenSky, Inc.’s Special Meeting of Stockholders are available on the Internet. To view these proxy materials, please visit www.proxyvote.com. D61932-S34156 GreenSky, Inc. SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [****] AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The stockholder(s) whose signature(s) appear(s) on the reverse side of this form hereby appoint(s) [****] and [****], or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class B Common Stock of GreenSky, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held virtually at [****], Eastern Time on [****], and any adjournment or postponement thereof. This proxy, when properly executed, will be voted either in the manner you indicated on the reverse side of this form or, if no direction is indicated, as recommended by the Board of Directors. The Board of Directors recommends that GreenSky stockholders vote FOR each of the proposals described herein. If this proxy is properly executed, the proxy holder will be authorized to vote in their discretion on any other matters that may be properly presented for a vote at the Special Meeting of Stockholders or any adjournment or postponement thereof. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE